                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

KEMPER
TECHNOLOGY FUND

                       "... In general, technology stocks
                    enjoyed strong performance, flourishing
                      relative to the overall market. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights
21
Shareholders' Meetings



At A GLANCE
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                              45.98
CLASS B                                              45.13
CLASS C                                              45.19
LIPPER GNMA TECHNOLOGY FUNDS CATEGORY AVERAGE*       60.35
--------------------------------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

 *Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

INVESTMENT BY THE FUND IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENTS IN MORE ESTABLISHED COMPANIES.

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------------------------------------
                                                 AS OF     AS OF
                                                4/30/99   10/31/98
---------------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS A              $15.93     $11.77
---------------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS B              $14.77     $11.03
---------------------------------------------------------------------------------------------------------
    KEMPER TECHNOLOGY FUND CLASS C              $14.98     $11.17
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY

                                                   CLASS A             CLASS B          CLASS C
---------------------------------------------------------------------------------------------------------
1-YEAR                                          #52 of 80 funds     #55 of 80 funds   #54 of 80 funds
---------------------------------------------------------------------------------------------------------
5-YEAR                                          #15 of 23 funds            N/A               N/A
---------------------------------------------------------------------------------------------------------
10-YEAR                                         #10 of 12 funds            N/A               N/A
---------------------------------------------------------------------------------------------------------
15-YEAR                                         #5 of 8 funds              N/A               N/A
---------------------------------------------------------------------------------------------------------
20-YEAR                                         #2 of 3 funds              N/A               N/A
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD, KEMPER TECHNOLOGY FUND PAID THE FOLLOWING DIVIDEND PER SHARE:


                                           CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                     $1.07     $1.07     $1.07
-----------------------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

-------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER TECHNOLOGY FUND IN THE SPECIALTY- TECHNOLOGY CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CONSUMER NONDURABLES Consumer nondurable companies produce goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks, including technology stocks.

LARGE-CAP STOCKS Shares in larger, established corporations. The biggest advantage of large-cap stocks is that they can generally offer relative stability compared with newer, smaller companies. Overall, investments in large-cap stocks tend to be more conservative than investments in small-cap stocks. However, small-caps may have the potential to generate higher returns in exchange for their higher level of risk.

SEMICONDUCTOR Semiconductors are the essential parts that make it possible to build small, inexpensive electronic systems.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

JIM BURKART IS THE LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A MEMBER OF SCUDDER KEMPER'S GLOBAL EQUITY GROUP. BURKART BRINGS MORE THAN 25 YEARS OF INVESTMENT EXPERIENCE TO THE MANAGEMENT OF THE FUND.

TRACY MCCORMICK SERVES AS PORTFOLIO MANAGER OF THE FUND. MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. BURKART AND MCCORMICK DRAW ON THE RESOURCES OF SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF PORTFOLIO MANAGERS, ANALYSTS, RESEARCHERS, ECONOMISTS AND TRADERS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

TECHNOLOGY STOCKS ENJOYED A STRONG COMEBACK DURING THE SEMIANNUAL PERIOD. BELOW, LEAD PORTFOLIO MANAGER JIM BURKART PROVIDES AN OVERVIEW OF THE MARKET. HE ALSO SHARES HIS INVESTMENT PHILOSOPHY AND PROVIDES AN UPDATE AS TO WHERE HE'S FINDING THE MOST ATTRACTIVE TECHNOLOGY-STOCK OPPORTUNITIES.

Q     JIM, HOW DID THE FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     For the six months ending April 30, 1999, Kemper Technology Fund earned
45.98 percent (Class A shares, unadjusted for any sales charges). We're pleased with the fund's gain, particularly given our focus on established, large-cap technology companies.

      Compared to our peers, the fund did trail, however. During the six-month period, the average return for the Lipper Science and Technology Funds Category was 60.35 percent. While this discrepancy may seem considerable, we'd like to offer this perspective: Remember that technology funds follow a wide variety of investment approaches. Some focus on large-cap stocks, others on smaller companies. Technology funds also have different degrees of diversification. While some invest in a single industry -- such as software or the Internet -- other funds are broadly diversified.

      Many of the funds that outperformed during the period were invested primarily in small-cap stocks, or those that concentrated very heavily on untested Internet stocks. Kemper Technology Fund, in contrast, takes a diversified approach, and invests in a variety of technology industries. As indicated from the fund's Morningstar style box (see page 2), we've invested primarily in large companies. This large-cap, diversified strategy may have held back returns, but we recognize that our shareholders select this fund for broad exposure to quality technology stocks. And, from a longer-term historical perspective, we feel quite positive about a 46 percent six-month gain.

      Our performance did more closely track the PSE Technology Index, a price-change benchmark of 100 large-cap technology stocks. And, the fund's return nearly doubled that of the Standard & Poor's 500 Index (S&P 500), a benchmark often used as a gauge of overall market performance. (Source is Lipper Analytical Services, Inc.)

Q     BEFORE WE DISCUSS THE FUND IN GREATER DETAIL, COULD YOU PROVIDE US WITH AN
OVERVIEW OF THE MARKETS DURING THE SEMIANNUAL PERIOD?

A     In general, technology stocks enjoyed strong performance, flourishing relative to the overall market. For instance, the PSE Technology Index's 44.62 percent gain far surpassed that of the S&P 500, up 22.31 percent.

      For many technology stocks, these improved fortunes were a long time coming. Since the Asian market meltdown in late 1997, investors had been very jittery about technology, preferring more stable consumer nondurable stocks (see Terms To Know on page 2). By November 1998 (the start of the fund's fiscal year), investors had regained confidence. The leading technology companies had made considerable progress in resolving supply and demand issues triggered by the Asian economic crisis. The

PERFORMANCE UPDATE

stocks of these companies were now priced very attractively relative to their growth potential. Investors took notice. Technology stocks surged ahead, leading a market rally. Excitement about Internet expansion further fueled interest in technology stocks.

  To some extent, we can also look to seasonal growth patterns to understand this upswing. Historically, tech stocks have posted particularly strong performance from October through April. Corporations typically spend more on their infrastructures -- such as upgrading computers and operating software -- during this period. And, consumers spend more during the holidays on items such as VCRs, televisions and cell phones.

Q     DID TECHNOLOGY STOCKS EXPERIENCE THEIR CHARACTERISTIC VOLATILITY AS WELL?

A     When it comes to technology stocks, volatility is par for the course.
During the semiannual period, there were downs as well as ups. On a broad market level, technology-stock performance fluctuated considerably from month to month. For instance, January's strong gains were followed by a steep correction in February. Similarly, a considerably weaker April followed on the heels of a brisk March. Investors remained emotional, and were quick to shun stocks that showed weakness or fell short of earnings expectations. Market speculation also generated volatility. Many novice investors threw their hats in the ring, often chasing untested, highly volatile Internet stocks.

  Also, throughout the semiannual period, there was a high degree of uncertainty surrounding the potential impact of Year 2000. Let's take a closer look: On one hand, companies are spending money for technology consulting and new Y2K-compliant equipment. So, here, Y2K could offer a short-term benefit to the providers of certain technology products and services. On the other hand, many companies are going into "lockdown" periods, freezing any additions or changes to their technology infrastructures, in an effort to avoid introducing potential Y2K loopholes to their systems.

Q     TELL US ABOUT YOUR INVESTMENT PHILOSOPHY?

A     Kemper Technology Fund's charter gives us the freedom to invest throughout the technology sector. This flexibility allows us to target the areas where we believe the opportunities are most promising. We use rigorous research to target quality companies with these characteristics:

  - Sustainable, above-average earnings-per-share momentum

  - Dominant and growing market positions

  - Innovative management and products

  - Excellent balance sheets

  We sell stocks when we see signs of decelerating long-term growth rates, potentially negative changes in strategic direction or resignation of key employees. We will also sell stocks if their prices are unsustainably high or exceed their underlying values.

Q     WHERE ARE YOU FINDING STOCKS THAT SATISFY YOUR STRICT INVESTMENT CRITERIA?

A     We've been finding attractive opportunities in diverse areas of technology. Let's look at a few notable areas:

  - INTERNET: The fund reaped excellent gains from America Online (AOL), its largest holding. Among Internet service providers, AOL has established itself as a dominant leader. Unlike many Internet stocks, AOL also offers a strong business plan and a history of earnings growth. We purchased the stock in 1997, before it skyrocketed, and the fund's sizable position is due in large part to capital appreciation. We saw the potential of this company early and are happy that we were able to translate our research into a gain for shareholders.

  Additionally, during the semiannual period, we established small positions in Amazon.com and Yahoo! Investors have been buzzing about these stocks for a while, but we held off until we could see a clearer picture of their earnings-growth potential and business plan. We've seen Amazon.com make good inroads within a niche market, while Yahoo! has set up intriguing strategic alliances.

  - SEMICONDUCTORS AND COMPONENTS: We've found many appealing stocks in the semiconductor-and-component group. Semiconductors are the enabling hardware of today's technology, so we believe the best semiconductor companies offer outstanding growth potential. Motorola typifies the characteristics we seek, and it demonstrates our commitment to independent research. When we first established a position in Motorola, the stock didn't enjoy much enthusiasm from Wall Street. However, we believed that the management's clarified focus presented a compelling opportunity for investors. Thanks to innovative management and superior

PERFORMANCE UPDATE

    products, the company continued to build on its turnaround and has posted good earnings.

    Similar to Motorola, Xilinx focuses on component-based technology for communications devices. Xilinx suffered in the wake of the Asian crisis, but we stepped up to the plate because we believed that Xilinx was very attractively priced given its fundamental strength and quality product line.

  - NETWORKING: Networking companies play a key role in the growth of today's technologies, including the Internet. Among our network stocks, Cisco Systems provided us with extremely strong gains during the semiannual period. The company occupies a global leadership position, and offers impressive fundamentals, historical earnings-per-share momentum and positive earnings surprises.

  - STORAGE: As companies increase their reliance on Internet business models and networks, we anticipate a fast and growing demand for computer memory storage and retrieval capacity. We believe that companies such as EMC and Seagate Technology are well-positioned to benefit from this trend.

  - SOFTWARE: We have also backed software companies with conviction. Here, too, we look for companies that can leverage the incredible potential of the Internet's growth through forward-thinking business plans. Intuit is one notable example. Intuit develops software for financial management, including Quickbooks and Quicken. Now, the company has broadened its scope to include Internet-based financial management tools and casualty insurance and mortgage-originator services.

    We also believe that the software sector could further benefit once corporations resolve their Year 2000 issues. As companies emerge from their lockdown periods, we would expect to see them revisit projects that they had put on hold, particularly projects involving software applications.

Q   DESPITE THE FUND'S SIZABLE RETURN, WERE THERE FACTORS THAT NEGATIVELY
IMPACTED PERFORMANCE?

A   As we noted earlier, the fund's relative gains were hindered by our more-cautious, large-cap focus. We didn't put all our eggs in the ".com" basket, nor did we invest in some of the highest-octane small-cap stocks. We didn't feel that this would be consistent with our management philosophy.

    The fund also included some individual holdings that slowed performance. Returns were hurt by exposure to Oracle. The software giant fell short of earnings expectations, and its stock price dove. Although we had reduced our position before the tumble, we weren't soon enough to sidestep the damage entirely. Two computer hardware providers, Compaq Computers and Dell Computers, also took a toll on performance. 3Com, a networking company, also fell short of expectations.

    Although it didn't lose money, Seagate Technology couldn't keep up in the rally and posted muted returns. Seagate is the leading provider in the disk-drive industry, an area that has faced considerable challenges since 1997. Oversupply and limited demand made it difficult for disk-drive producers to sell their products at good prices. However, we believe that these supply issues are resolving themselves. Because we believe in both, in Seagate's strong earnings-growth potential, as well as in the improving climate for disk-drive sales, we continue to hold a large position in the stock.

Q   CURRENTLY, KEMPER TECHNOLOGY FUND INVESTS PRIMARILY IN THE STOCKS OF
LARGE, DOMESTIC TECHNOLOGY COMPANIES. WHAT'S YOUR OUTLOOK FOR THESE FIRMS?

A   Our long-term outlook for large-cap domestic technology stocks is very optimistic. Today's leading large-cap domestic technology firms have consistently demonstrated a strong entrepreneurial vision, and the ability to dominate competition worldwide. They are domestic powerhouses that have created and drive a declining-cost industry, by delivering increased capabilities at declining costs.

    On a broader economic level, we believe that the strong U.S. economy further supports the earnings-growth potential of large-cap, domestic technology companies. Corporate earnings are strong and steady. Consumer confidence is robust.

    The global market place is healthier than it has been. This bodes well for domestic large-cap technology companies, which typically have multinational operations and significant international markets for their products. Asia, with the exception of Japan, is improving, and Europe still is a positive force.

    We pair this optimistic long-term view with caution, though. Over the next months, we're braced for short-term volatility. The impact of Year 2000 on technology companies remains a source of concern. As we enter the slow seasonal period for technology stocks, we

PERFORMANCE UPDATE

believe that added care is warranted. We're therefore holding a slightly larger cash position (about 9 percent) than we would under ordinary circumstances.

Q     THANKS, JIM. DO YOU HAVE ANY CLOSING WORDS FOR THE SHAREHOLDERS?

A     We encourage shareholders to remember that although technology moves rapidly and changes quickly over the short-term, technology-stock investing remains a long-term proposition. Despite the challenges and volatility that are inherent in technology-stock investing, we're looking forward to what the future will bring.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON APRIL 30, 1999, AND ON OCTOBER 31, 1998.

                                  [BAR GRAPH]

                                                                 KEMPER TECHNOLOGY FUND ON          KEMPER TECHNOLOGY FUND ON
                                                                          4/30/99                            10/31/98
                                                                 -------------------------          -------------------------
SYSTEMS, SOFTWARE & SERVICES                                               49.30                              45.70
ELECTRONIC COMPONENTS                                                      22.80                              21.20
COMMUNICATIONS                                                             18.30                              18.40
PERSONAL COMPUTING                                                          4.90                               8.70
INDUSTRIAL TECHNOLOGY/MISC.                                                 3.10                               1.70
LIFE SCIENCES                                                               1.60                               4.30

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 36.5 percent of the fund's total common stock holdings on April 30, 1999

-------------------------------------------------------------------------------------
            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          AMERICA ONLINE                Global leader in consumer online      5.9%
                                          services, including Internet
                                          access, e-mail, software,
                                          computer support, and electronic
                                          periodicals. Owns Netscape
                                          Communications.
-------------------------------------------------------------------------------------

2.          TEXAS INSTRUMENTS             Leading technology company with       4.4%
                                          sales or manufacturing operations
                                          in more than 30 countries.
                                          Products and services include
                                          semiconductors, defense
                                          electronic systems, software
                                          productivity tools, computer and
                                          peripheral products and consumer
                                          products.
-------------------------------------------------------------------------------------
3.          CISCO SYSTEMS                 Large, comprehensive supplier of      3.8%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
-------------------------------------------------------------------------------------
4.          MOTOROLA                      Manufactures components, notably      3.8%
                                          semiconductors, and electronic
                                          communications equipment.
-------------------------------------------------------------------------------------
5.          HEWLETT-PACKARD               Large supplier of enterprise          3.5%
                                          computer systems. Products
                                          include low-cost printers and
                                          personal computers.
-------------------------------------------------------------------------------------

6.          MICROSOFT                     Develops, markets and supports a      3.1%
                                          variety of microcomputer
                                          software, operating systems,
                                          language and application
                                          programs, related books and
                                          peripheral devices.
-------------------------------------------------------------------------------------

7.          INTUIT                        Develops software products for        3.1%
                                          financial tasks, including
                                          Quicken and Quickbooks. The
                                          company is also broadening its
                                          focus to include Internet-based
                                          financial service products.
-------------------------------------------------------------------------------------
8.          XILINX                        Designs, develops and markets         3.0%
                                          computer circuits, software
                                          designing tools, and field
                                          engineering support.
-------------------------------------------------------------------------------------

9.          SEAGATE TECHNOLOGY            Provides data storage,                3.0%
                                          management, and access products
                                          for computer and data
                                          communications systems. Leads the
                                          disk-drive storage industry with
                                          more than 150 rigid disk-drive
                                          models.
-------------------------------------------------------------------------------------
10.         INTERNATIONAL BUSINESS        Manufactures data processing          2.9%
            MACHINES                      equipment and systems for
                                          information handling, for a
                                          variety of end markets.
-------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND
Portfolio of Investments at April 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                      NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------

    ELECTRONIC
    COMPONENTS--20.7%
                                          (b) Broadcom Corp.                                 150,000       $   11,569
                                          (b) Burr-Brown Corp.                               325,000            8,613
                                              Corning, Inc.                                  100,000            5,725
                                          (b) DuPont Photomasks, Inc.                        100,000            4,375
                                              Harris Corp.                                   200,000            6,912
                                              Intel Corp.                                    601,400           36,798
                                          (b) KLA-Tencor Corp.                               320,000           15,880
                                              Linear Technology Corp.                        600,000           34,125
                                          (b) Maxim Integrated Products, Inc.                450,000           25,200
                                          (b) Micron Technology, Inc.                        750,000           27,844
                                              Molex, Inc.                                    600,000           17,325
                                          (b) Novellus Systems                               250,000           11,813
                                          (b) QLogic Corp.                                    20,900            1,462
                                          (b) SCI Systems, Inc.                              200,000            7,612
                                          (b) STMicroelectronics, N.V.                       200,000           20,400
                                              Symbol Technologies, Inc.                       72,000            3,438
                                              Texas Instruments, Inc.                        732,400           74,796
                                          (b) TranSwitch Corp.                                13,423              591
                                          (b) Uniphase Corp.                                  60,000            7,282
                                          (b) Vitesse Semiconductor Corp.                    254,000           11,763
                                          (b) Xilinx, Inc.                                 1,119,400           51,073
                                              ---------------------------------------------------------------------------
                                                                                                              384,596
-------------------------------------------------------------------------------------------------------------------------

    PERSONAL COMPUTING--4.5%
                                              Compaq Computer Corp.                          263,600            5,882
                                          (b) Dell Computer Corp.                            640,000           26,360
                                          (b) Seagate Technology, Inc.                     1,800,800           50,197
                                              ---------------------------------------------------------------------------
                                                                                                               82,439
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--16.7%
                                          (b) Ascend Communications, Inc.                    400,000           38,650
                                          (b) Cisco Systems, Inc.                            565,665           64,521
                                          (b) Concord Communications, Inc.                   150,000            6,713
                                          (b) FORE Systems, Inc.                             425,000           14,344
                                              Frontier Corp.                                 250,000           13,797
                                          (b) ICG Communications, Inc.                         7,270              160
                                              Lucent Technologies, Inc.                      495,000           29,762
                                          (b) MCI WorldCom, Inc.                             309,000           25,396
                                              Motorola, Inc.                                 800,000           64,100
                                          (b) Newbridge Networks Corp.                       800,000           29,800
                                              Nokia, A.B.                                    300,000           22,256
                                          (b) Socket Communications, Inc.                    134,756               97
                                          (b) WinStar Communications, Inc.                    10,000              486
                                              ---------------------------------------------------------------------------
                                                                                                              310,082

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------

    SOFTWARE--17.9%
                                              Autodesk, Inc.                                 250,000       $    7,438
                                          (b) BEA Systems, Inc.                              100,000            1,513
                                          (b) BMC Software, Inc.                             100,000            4,306
                                          (b) Citrix Systems, Inc.                            20,000              850
                                              Computer Associates International, Inc.        450,000           19,209
                                          (b) Dataware Technologies, Inc.                        719                2
                                          (b) Descartes Systems Group, Inc.                  200,000            1,262
                                          (b) EMC Corp.                                      350,000           38,128
                                          (b) Electronic Arts, Inc.                          350,000           17,784
                                          (b) Intuit, Inc.                                   610,000           52,536
                                          (b) Legato Systems, Inc.                           135,000            5,459
                                          (b) Mercury Interactive Corp.                      500,000           14,094
                                          (b) Microsoft Corp.                                650,000           52,853
                                          (b) Momentum Business Applications, Inc.             2,800               21
                                          (b) NetGravity, Inc.                               103,000            4,165
                                          (b) New Era Networks, Inc.                          97,600            3,666
                                          (b) Novell, Inc.                                   960,000           21,360
                                          (b) ObjectShare, Inc.                               51,706               39
                                          (b) Oracle Systems Corp.                         1,650,000           44,653
                                          (b) Parametric Technology Corp.                     14,754              193
                                          (b) Platinum Technology, Inc.                      215,944            5,507
                                          (b) Rational Software Corp.                        100,000            2,962
                                          (b) Synopsys, Inc.                                 375,000           17,672
                                          (b) VERITAS Software Corp.                         160,000           11,360
                                          (b) ViaGrafix Corp.                                 15,581              101
                                          (b) Wind River Systems                             300,000            4,500
                                              ---------------------------------------------------------------------------
                                                                                                              331,633
-------------------------------------------------------------------------------------------------------------------------

    SYSTEMS--9.5%
                                              Hewlett-Packard Co.                            755,000           59,551
                                              International Business Machines Corp.          235,000           49,159
                                          (b) Storage Technology Corp.                       500,000            9,656
                                          (b) Sun Microsystems, Inc.                         714,400           42,730
                                          (b) Unisys Corp.                                   500,000           15,719
                                              ---------------------------------------------------------------------------
                                                                                                              176,815
-------------------------------------------------------------------------------------------------------------------------

    SERVICES--17.5%
                                          (b) Amazon.com, Inc.                                90,000           15,486
                                          (b) America Online, Inc.                           700,000           99,925
                                          (b) At Home Corp.                                  150,000           21,591
                                          (b) Com21, Inc.                                     18,752              584
                                              Electronic Data Systems Corp.                  400,000           21,500
                                              First Data Corp.                               820,000           34,799
                                          (b) Getty Images, Inc.                               9,133              237
                                          (b) Liberty Media Group                            300,000           19,163
                                          (b) Priceline.com, Inc.                             43,800            7,112
                                          (b) PSINet, Inc.                                   150,000            7,575
                                          (b) Rhythms NetConnections, Inc.                     1,100               91
                                          (b) Sanmina Corp.                                  350,000           23,231
                                          (b) Siebel Systems, Inc.                           200,000            7,686
                                          (b) Solectron Corp.                                670,000           32,495
                                              VeriSign, Inc.                                 102,000           11,730
                                          (b) Whittman-Hart, Inc.                            300,000            8,475
                                          (b) Yahoo!, Inc.                                    75,000           13,102
                                              ---------------------------------------------------------------------------
                                                                                                              324,782

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------

    LIFE SCIENCES--1.5%
                                          (b) ArthroCare Corp.                                14,579       $      251
                                          (b) Genentech, Inc.                                100,000            8,463
                                       (a)(b) Med Venture Associates II, L.P., 6.1%               --            1,510
                                                limited partnership interest
                                       (a)(b) Med Venture Associates III, L.P., 2.7%              --              326
                                                limited partnership interest
                                              Medtronic Inc.                                 205,089           14,754
                                          (b) Pharmos Corp.                                  411,349              527
                                       (a)(b) Survivalink Corp.
                                              common stock                                   150,000              450
                                              warrants expiring 2001                         110,000              495
                                          (b) Trex Medical Corp.                              60,000              296
                                              ---------------------------------------------------------------------------
                                                                                                               27,072
-------------------------------------------------------------------------------------------------------------------------

    INDUSTRIAL TECHNOLOGY AND
    MISCELLANEOUS--2.8%
                                       (a)(b) Adams Capital Management, L.P., 3.6%                --            1,128
                                                limited partnership interest
                                          (b) Applied Materials, Inc.                        740,000           39,682
                                       (a)(b) Asset Management Association 1996,                  --            1,504
                                                L.P., 2.5% limited partnership
                                                interest
                                       (a)(b) Asset Management Association 1998,                  --              449
                                                L.P., 3.5% limited partnership
                                                interest
                                       (a)(b) Crosspoint Venture Partners 1993, L.P.,             --            2,475
                                                3.1% limited partnership interest
                                       (a)(b) GEO Capital III, L.P., 5.0% limited                 --            2,709
                                                partnership interest
                                       (a)(b) GEO Capital IV, L.P., 2.9% limited                  --              842
                                                partnership interest
                                          (b) Metrika Systems Corp.                           66,666              517
                                       (a)(b) Sevin Rosen Fund V, L.P., 2.8% limited              --            3,359
                                                partnership interest
                                              ---------------------------------------------------------------------------
                                                                                                               52,665
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--91.1%
                                              (Cost: $1,005,749)                                            1,690,084
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS--8.9%
                                              Yield--4.67% to 4.83%
                                              Due--May 1999 to June 1999
                                              Federal Home Loan Mortgage Corp.             $  25,000           24,938
                                              Federal National Mortgage Association           30,000           29,938
                                              Sara Lee Corp.                                  25,000           24,917
                                              Other                                           85,000           84,764
                                              ---------------------------------------------------------------------------
                                              TOTAL MONEY MARKET INSTRUMENTS--8.9%
                                              (Cost: $164,557)                                                164,557
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $1,170,306)                                           $1,854,641
                                              ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At April 30, 1999 the value of the fund's restricted securities was $15,247,000 which represented .8% of net assets.

                                                   DATE OF                  NUMBER
SECURITY DESCRIPTION                             ACQUISITION              OF SHARES                 COST
--------------------------------------------------------------------------------------------------------------
                                                September 1997           3.6% limited
Adams Capital Management, L.P.                  to April 1999        partnership interest           $1,134,000
--------------------------------------------------------------------------------------------------------------
                                                  June 1996              2.5% limited
Asset Management Associates 1996, L.P.          to March 1998        partnership interest            1,543,204
--------------------------------------------------------------------------------------------------------------
                                                                         3.5% limited
Asset Management Associates 1998, L.P.             May 1998          partnership interest              450,000
--------------------------------------------------------------------------------------------------------------
                                                  April 1993             3.1% limited
Crosspoint Venture Partners 1993, L.P.          to March 1998        partnership interest              872,342
--------------------------------------------------------------------------------------------------------------
                                                December 1993            5.0% limited
GEO Capital III, L.P.                           to March 1998        partnership interest            1,364,344
--------------------------------------------------------------------------------------------------------------
                                                  April 1996             2.9% limited
GEO Capital IV, L.P.                            to March 1998        partnership interest            2,454,318
--------------------------------------------------------------------------------------------------------------
                                                   May 1996              6.1% limited
Med Venture Associates II, L.P.                 to March 1998        partnership interest            1,413,540
--------------------------------------------------------------------------------------------------------------
                                                                         2.7% limited
Med Venture Associates III, L.P.                September 1998       partnership interest              350,000
--------------------------------------------------------------------------------------------------------------
                                                  April 1996             2.8% limited
Sevin Rosen Fund V, L.P.                        to March 1998        partnership interest            2,601,938
--------------------------------------------------------------------------------------------------------------
Survivalink Corp.
  common stock                                  December 1995           150,000 shrs.           3.00 per share
  warrants expiring 2001                       to October 1996          110,000 shrs.           4.50 per share
--------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

Based on the cost of investments of $1,170,306,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $704,145,000, the gross unrealized depreciation was $19,810,000 and the net unrealized appreciation on investments was $684,335,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,170,306)                                              $1,854,641
--------------------------------------------------------------------------
Cash                                                                 2,735
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  22,143
--------------------------------------------------------------------------
  Fund shares sold                                                   1,199
--------------------------------------------------------------------------
  Dividends                                                            152
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,880,870
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                              8,095
--------------------------------------------------------------------------
  Fund shares redeemed                                                 284
--------------------------------------------------------------------------
  Management fee                                                       863
--------------------------------------------------------------------------
  Distribution services fee                                            192
--------------------------------------------------------------------------
  Administrative services fee                                          281
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               609
--------------------------------------------------------------------------
  Trustees' fees                                                        96
--------------------------------------------------------------------------
    Total liabilities                                               10,420
--------------------------------------------------------------------------
NET ASSETS                                                      $1,870,450
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $  954,735
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     231,380
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         684,335
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,870,450
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
 ($1,564,117 / 98,160 shares outstanding)                           $15.93
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $16.90
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($243,209 / 16,463 shares outstanding)                            $14.77
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($38,215 / 2,552 shares outstanding)                              $14.98
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($24,909 / 1,547 shares outstanding)                              $16.10
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $  2,511
------------------------------------------------------------------------
  Dividends                                                        1,070
------------------------------------------------------------------------
    Total investment income                                        3,581
------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,503
------------------------------------------------------------------------
  Distribution services fee                                          807
------------------------------------------------------------------------
  Administrative services fee                                      1,521
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           1,532
------------------------------------------------------------------------
  Professional fees                                                   41
------------------------------------------------------------------------
  Reports to shareholders                                            180
------------------------------------------------------------------------
  Trustees' fees and other                                            78
------------------------------------------------------------------------
    Total expenses                                                 8,662
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (5,081)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                      139,863
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           430,579
------------------------------------------------------------------------
Net gain on investments                                          570,442
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $565,361
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
Six months ended April 30, 1999 (unaudited) and for the year ended October 31, 1998

(IN THOUSANDS)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                           $   (5,081)              (5,757)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                139,863              112,666
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            430,579               (7,862)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               565,361               99,047
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (112,712)            (198,743)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       169,810              137,964
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       622,459               38,268
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                                              1,247,991            1,209,723
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                   $1,870,450            1,247,991
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,503,000 for the six months ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 1999 are $103,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $1,011,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $1,521,000, of which $3,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,316,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $486,649

                             Proceeds from sales                         512,088

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                        SIX MONTHS ENDED             YEAR ENDED
                                                                         APRIL 30, 1999           OCTOBER 31, 1998
                                                                     ----------------------    -----------------------
                                                                     SHARES       AMOUNT        SHARES       AMOUNT
                                       -------------------------------------------------------------------------------
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                       74,550    $ 1,108,541      96,699    $ 1,142,790
                                       -------------------------------------------------------------------------------
                                        Class B                        7,704        109,509       5,628         62,605
                                       -------------------------------------------------------------------------------
                                        Class C                        5,139         72,367      17,085        191,902
                                       -------------------------------------------------------------------------------
                                        Class I                        1,020         15,490         960         11,469
                                       -------------------------------------------------------------------------------

                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                        5,729         78,659      13,549        140,294
                                       -------------------------------------------------------------------------------
                                        Class B                          932         11,900       1,790         17,510
                                       -------------------------------------------------------------------------------
                                        Class C                          133          1,726         156          1,528
                                       -------------------------------------------------------------------------------
                                        Class I                          119          1,654         307          3,187
                                       -------------------------------------------------------------------------------

                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                      (74,628)    (1,107,669)   (100,751)    (1,195,484)
                                       -------------------------------------------------------------------------------
                                        Class B                       (3,252)       (44,660)     (3,520)       (39,015)
                                       -------------------------------------------------------------------------------
                                        Class C                       (4,287)       (59,173)    (16,431)      (185,199)
                                       -------------------------------------------------------------------------------
                                        Class I                       (1,227)       (18,534)     (1,149)       (13,623)
                                       -------------------------------------------------------------------------------

                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                          426          6,469         712          8,375
                                       -------------------------------------------------------------------------------
                                        Class B                         (458)        (6,469)       (755)        (8,375)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS              $   169,810                $   137,964
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------
                                                              CLASS A
                                           --------------------------------------------
                                            SIX MONTHS
                                               ENDED         YEAR ENDED OCTOBER 31,
                                             APRIL 30,    -----------------------------
                                               1999       1998    1997    1996    1995
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period          $11.77      13.13   13.16   14.63   11.50
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.04)      (.04)   (.06)   (.08)   (.03)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain              5.27        .82    2.14     .74    4.66
---------------------------------------------------------------------------------------
Total from investment operations                5.23        .78    2.08     .66    4.63
---------------------------------------------------------------------------------------
Less distribution from net realized gain        1.07       2.14    2.11    2.13    1.50
---------------------------------------------------------------------------------------
Net asset value, end of period                $15.93      11.77   13.13   13.16   14.63
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  45.98%      8.21   17.11    7.83   47.30
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                         .92%       .92     .89     .89     .88
---------------------------------------------------------------------------------------
Net investment loss                             (.50)%     (.37)   (.42)   (.62)   (.23)
---------------------------------------------------------------------------------------

                                            -------------------------------------------
                                                              CLASS B
                                            -------------------------------------------
                                            SIX MONTHS
                                               ENDED         YEAR ENDED OCTOBER 31,
                                             APRIL 30,    -----------------------------
                                               1999       1998    1997    1996    1995
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period          $11.03      12.54   12.77   14.39   11.45
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.10)      (.14)   (.18)   (.19)   (.15)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain              4.91        .77    2.06     .70    4.59
---------------------------------------------------------------------------------------
Total from investment operations                4.81        .63    1.88     .51    4.44
---------------------------------------------------------------------------------------
Less distribution from net realized gain        1.07       2.14    2.11    2.13    1.50
---------------------------------------------------------------------------------------
Net asset value, end of period                $14.77      11.03   12.54   12.77   14.39
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  45.13%      7.24   15.91    6.76   45.65
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                        1.82%      1.85    1.85    1.87    1.82
---------------------------------------------------------------------------------------
Net investment loss                            (1.40)%    (1.30)  (1.38)  (1.60)  (1.17)
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------
                                                            CLASS C
                                           ------------------------------------------
                                           SIX MONTHS
                                             ENDED         YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -----------------------------
                                              1999      1998    1997    1996    1995
-------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.17     12.64   12.85   14.45   11.45
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.09)     (.14)   (.17)   (.18)   (.15)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain             4.97       .81    2.07     .71    4.65
-------------------------------------------------------------------------------------
Total from investment operations               4.88       .67    1.90     .53    4.50
-------------------------------------------------------------------------------------
Less distribution from net realized gain       1.07      2.14    2.11    2.13    1.50
-------------------------------------------------------------------------------------
Net asset value, end of period               $14.98     11.17   12.64   12.85   14.45
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 45.19%     7.57   15.98    6.88   46.23
-------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                       1.78%     1.81    1.82    1.82    1.76
-------------------------------------------------------------------------------------
Net investment loss                           (1.36)%   (1.26)  (1.35)  (1.55)  (1.11)
-------------------------------------------------------------------------------------

                                          -------------------------------------------------
                                                               CLASS I
                                          -------------------------------------------------
                                          SIX MONTHS    YEAR ENDED OCTOBER
                                             ENDED               31,             JULY 3 TO
                                           APRIL 30,    ---------------------   OCTOBER 31,
                                              1999      1998    1997    1996       1995
-------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.86     13.19   13.20   14.64      12.72
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.01)     (.02)   (.04)   (.07)      (.02)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain             5.32       .83    2.14     .76       1.94
-------------------------------------------------------------------------------------------
Total from investment operations               5.31       .81    2.10     .69       1.92
-------------------------------------------------------------------------------------------
Less distribution from net realized gain       1.07      2.14    2.11    2.13         --
-------------------------------------------------------------------------------------------
Net asset value, end of period               $16.10     11.86   13.19   13.20      14.64
-------------------------------------------------------------------------------------------
  TOTAL RETURN (NOT ANNUALIZED)                 46.25%     8.44   17.23    8.06      15.09
-------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                        .63%      .67     .74     .76        .65
-------------------------------------------------------------------------------------------
Net investment loss                            (.21)%    (.12)   (.27)   (.49)      (.33)
-------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
  SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                 YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------------------
                                              1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $1,870,450   1,247,991   1,209,723   1,062,813   1,017,955
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               63%        146         192         121         105
-----------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1999 was determined based on average shares outstanding. Data for the period ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Technology Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain
      63,613,194  1,808,508   2,473,460

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                       Broker
     For       Against     Abstain    Non-Votes
  49,824,030  3,961,440   4,524,057   9,585,634

Investment policies

                                       Broker
     For       Against     Abstain    Non-Votes
  49,810,441  3,975,030   4,524,057   9,585,634

Diversification

                                       Broker
     For       Against     Abstain    Non-Votes
  49,948,861  3,836,610   4,524,057   9,585,634

Borrowing

                                       Broker
     For       Against     Abstain    Non-Votes
  49,709,293  4,076,178   4,524,057   9,585,634

Senior securities

                                       Broker
     For       Against     Abstain    Non-Votes
  49,964,631  3,820,840   4,524,057   9,585,634

Concentration

                                       Broker
     For       Against     Abstain    Non-Votes
  49,936,584  3,848,886   4,524,057   9,585,634

Underwriting of securities

                                       Broker
     For       Against     Abstain    Non-Votes
  49,932,772  3,852,698   4,524,057   9,585,634

Investment in real estate

                                       Broker
     For       Against     Abstain    Non-Votes
  49,890,486  3,894,985   4,524,057   9,585,634

Purchase of commodities

                                       Broker
     For       Against     Abstain    Non-Votes
  49,769,245  4,016,226   4,524,057   9,585,634

Lending

                                       Broker
     For       Against     Abstain    Non-Votes
  49,794,253  3,991,217   4,524,057   9,585,634

Margin purchases and short sales

                                       Broker
     For       Against     Abstain    Non-Votes
  49,587,747  4,197,724   4,524,057   9,585,634

Pledging of assets

                                       Broker
     For       Against     Abstain    Non-Votes
  49,622,854  4,162,617   4,524,057   9,585,634

Purchases of securities

                                       Broker
     For       Against     Abstain    Non-Votes
  49,884,588  3,900,883   4,524,057   9,585,634

Purchases of options and warrants

                                       Broker
     For       Against     Abstain    Non-Votes
  49,751,758  4,033,713   4,524,057   9,585,634

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY             CORNELIA SMALL
Chairman and Trustee              President                  Vice President

JOHN W. BALLANTINE                PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                           Vice President and         Vice President
                                  Secretary
LEWIS A. BURNHAM                                             MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE             Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                           TRACY MCCORMICK CHESTER    Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                            ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY            Assistant Secretary
                                  Vice President
DONALD R. JONES                                              BRENDA LYONS
Trustee                           KATHRYN L. QUIRK           Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
------------------------------------------------------------------------------
CUSTODIAN AGENT                   STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02110
------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Growth Style prospectus.

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